Shareholders' Equity	6 Months Ended
Mar. 31, 2023
Stockholders' Equity Note [Abstract]
SHAREHOLDERS' EQUITY

NOTE 13 – SHAREHOLDERS’ EQUITY

Ordinary shares

Shares Issuances

On November 7, 2022, the Company entered into a securities purchase agreement with two institutional investors pursuant to which the Company agreed to sell up to 3,500,000 ordinary shares, par value $0.0002 per share, in a registered direct offering. On November 9, 2022, the Company closed the Offering for the sale of 1,000,000 ordinary shares. The Company received gross proceeds from the sale of the Shares of approximately $25,000,000, before deducting placement agent fees and other offering expenses. The Company has agreed to grant each purchaser, for a period of one ninety (90) days after the closing date, or for an additional thirty (30) days thereafter at the election of the Company, the right to purchase additional ordinary shares in an aggregate amount equal to up to 250% of the Shares issued or issuable to each purchaser pursuant to the Purchase Agreement, on the same terms, conditions and price at the purchase of the ordinary shares. Management determined that these warrants are equity instruments because the warrants are both a) indexed to its own stock; and b) classified in stockholders’ equity. The warrants were recorded at their fair value on the date of grant as a component of stockholders’ equity. As of March 31, 2023, all warrants have expired.

Statutory Reserve

The Company’s PRC Subsidiaries are required to make appropriations to certain reserve funds, comprising the statutory reserve and the discretionary reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the PRC (“PRC GAAP”). Appropriations to the statutory reserve are required to be at least 10% of the after-tax net income determined in accordance with PRC GAAP until the reserve is equal to 50% of the entity’s registered capital. Appropriations to the voluntary reserve are made at the discretion of the Board of Directors. The statutory reserve funds and the discretionary reserve funds are not distributable as cash dividends. As of March 31, 2023 and September 30, 2022, the Company has no discretionary reserve and the balance of statutory reserve was $637,882 and $494,223, respectively.

Non-controlling interests

Non-controlling interests represent the interest of non-controlling shareholder in Huadi Steel based on his proportionate interests in the equity of that company adjusted for its proportionate share of income or losses from operations. In August 2019, Wenzhou Hongshun acquired 99% equity percentage of Huadi Steel from the PRC Shareholders. As the result, Huadi Steel’s equity interest is 99% held by Wenzhou Hongshun and 1% held by Di Wang. The non-controlling interest in Huadi Steel was 1% as of both March 31, 2023 and September 30, 2022.